                          BLUE CHIP VALUE FUND, INC.

                               SUPPLEMENT DATED
                               SEPTEMBER 8, 1998
                              TO PROSPECTUS DATED
                                AUGUST 14, 1998

  On September 1, 1998, the Fund suspended the offer of Rights pursuant to its Prospectus dated August 14, 1998 because the net asset value on August 31, 1998 had declined more than 10% from its net asset value as of August 14, 1998. See "Possible Suspension or Withdrawal of the Offer" on page 6 of the Prospectus. The net asset value per share on August 14, 1998 was $9.94, and on August 31, 1998 was $8.67, a decline of 12.8%. The last reported sale prices of a share of its Common Stock on the New York Stock Exchange on those dates were $9.5625 and $8.5625, respectively.

  The net asset value per share and last reported sale price of a share on such Exchange on September 4, 1998 were $8.75 and $9.875, respectively. As an example, the Subscription Price would have been $8.31 if the Subscription Price had been determined on that date.

  The Fund has reinstated the offering of Rights, with revised Pricing and Expiration Dates as set forth below:

    1. THE SUBSCRIPTION PRICE PER SHARE WILL BE THE LESSER OF 95% OF THE LAST REPORTED SALE PRICE ON THE NEW YORK STOCK EXCHANGE OR 95% OF NET ASSET VALUE ON OCTOBER 2, 1998 (THE "PRICING DATE") OF A SHARE OF THE FUND'S COMMON STOCK.

    2. THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON OCTOBER 1, 1998 (THE "EXPIRATION DATE"). SINCE THE CLOSE OF THE OFFERING ON THE EXPIRATION DATE IS PRIOR TO THE PRICING DATE, HOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS.

  Other terms and conditions of the offering of Rights remain the same, including the record date (August 14, 1998), the aggregate number of shares offered (1,836,513), and the rate (one share of Common Stock for each eight
(8) Rights held).

  The table at the top of page 4 of the Prospectus is revised to read as follows:

                          IMPORTANT DATES TO REMEMBER

     EVENT                         DATE
     -----                         ----
     Record Date                   August 14, 1998
     Subscription period           August 19, 1998 through October 1, 1998
     Expiration of the Offer       October 1, 1998
     Pricing Date                  October 2, 1998
     Confirmation to participants  October 9, 1998
     Final payment for Shares      October 16, 1998

  Stockholders are hereby notified that they may cancel any previous exercise of Rights by returning the enclosed cancellation form so that it is received by the Subscription Agent prior to 5:00 p.m., New York Time, October 1, 1998, the Expiration Date.

  Inquiries regarding the Offer should be directed to the Fund by calling 1-800-624-4190.

  Capitalized terms in this Supplement have meanings assigned to such terms in the Prospectus.